Exhibit 99.2


Section 906 Certifications

         Pursuant to 18 U.S.C. Section 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the following certifications were made to accompany the Form 10-KSB/A.

                 Certification of the Chief Financial Officer of
          Quintek Technologies, Inc. pursuant to 18 U.S.C. Section 1350

         In connection with the annual report of Quintek Technologies, Inc. (the "Company") on Form 10-K/SBA for the year ended June 30, 2002, Andrew Haag hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of his knowledge:

         1. The annual report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

         2.The information contained in the annual report fairly presents, in all material respects, the financial condition and results of operations of the Company.


February 5, 2003

/s/  ANDREW HAAG
--------------------------------------------
     Andrew Haag, Chief Financial Officer


         The above certification is furnished solely to accompany the Report pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section
1350) and is not being filed as part of the Form 10-K/A or as a separate disclosure statement.

         Pursuant to 18 U.S.C. Section 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the following certifications were made to accompany the Form 10-KSB/A.

                 Certification of the Chief Executive Officer of
          Quintek Technologies, Inc. pursuant to 18 U.S.C. Section 1350

         In connection with the annual report of Quintek Technologies, Inc (the "Company") on Form 10-KSB/A for the year ended June 30, 2002, Robert Steele hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of his knowledge:

         1.The annual report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

         2.The information contained in the annual report fairly presents, in all material respects, the financial condition and results of operations of the Company.


February 5, 2003

/s/  ROBERT STEELE
-------------------------------------------
     Robert Steele, Chief Executive Officer


         The above certification is furnished solely to accompany the Report pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section
1350) and is not being filed as part of the Form 10-KSB/A or as a separate disclosure statement.